UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 1, 2007

PRECISION OPTICS CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 1, 2007, Precision Optics Corporation, Inc. (“POCI”) entered into that certain Purchase Agreement (the “Purchase Agreement”) with institutional and other accredited investors (the “Purchasers”) pursuant to which it sold an aggregate of 10,000,000 shares (the “Shares”) of POCI’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $0.25 per share and warrants to purchase an aggregate of 10,000,000 shares of Common Stock (subject to adjustment) at an exercise price of $0.32 per share (subject to adjustment) (the “Warrants”). The closing of the sale of the Shares and Warrants (the “Private Placement”) occurred on February 1, 2007.

Pursuant to the Purchase Agreement, POCI has agreed to file a Registration Statement on Form SB-2 with the Securities and Exchange Commission (the “Commission”) within forty-five days after the closing of the Private Placement to register the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants. POCI has also agreed to use its commercially reasonable best efforts to have the Registration Statement declared effective as soon as practicable after filing.

The foregoing description of the Private Placement and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 10.1, the Registration Rights Agreement attached hereto as Exhibit 4.1 and the form of warrant attached hereto as Exhibit 4.2, which are incorporated herein by reference.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

The Private Placement resulted in gross proceeds to POCI of $2,500,000.

The Shares and Warrants were offered and sold in the Private Placement to certain institutional and other accredited investors without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities issued in the Private Placement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Additional information regarding the Private Placement and the securities issued is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01.    OTHER EVENTS.

On February 1, 2007, POCI issued a press release announcing it had sold securities in the Private Placement. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

4.1	Registration Rights Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated February 1, 2007.

4.2	Form of Warrant.

10.1	Purchase Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated February 1, 2007.

99.1	Press Release issued by Precision Optics Corporation, Inc. on February 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2007	PRECISION OPTICS CORPORATION, INC. By: /s/ Michael T. Pieniazek Name: Michael T. Pieniazek Title: Chief Financial Officer and Clerk

EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated February 1, 2007.

4.2	Form of Warrant.

10.1	Purchase Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated February 1, 2007.

99.1	Press Release issued by Precision Optics Corporation, Inc. on February 1, 2007.